Developing clinical stage small molecule therapeutics to treat hormonal and reproductive system disorders

Repros Disclaimer Any statements made by the Company that are not historical facts contained in these slides (or in any oral accompanying discussion) are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to various risks, uncertainties and other factors that could cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied by such forward - looking statements. These statements often include words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “potential,” “intend,” “belie ve, ” “plan,” “seek,” “could,” “can,” “should” or similar expressions. These statements are based on assumptions that the Company has made in light of the Company’s experience in the industry, as well as the Company’s perceptions of historical trends, current cond iti ons, expected future developments and other factors the Company believes are appropriate in these circumstances. Forward - looking statements include, but are not limited to, those relating to anticipated milestones for Androxal® and Proellex®, the conduct of planned clinical studies and the timing and nature of the results thereof, the markets for the Company’s products and the pot ent ial success of the Company in penetrating those markets and that the Company’s need for and use of financial resources. Such statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factor s that may cause actual events to be materially different from those expressed or implied by such forward - looking statements, including the ability to raise additional needed capital on a timely basis in order for it to continue to fund development of it s Androxal® and Proellex® programs, the ability to have success in the clinical development of its technologies, the reliabilit y o f interim results to predict final study outcomes, and such other risks as are identified in the Company's most recent Annual R epo rt on Form 10 - K and the subsequent quarterly report on Form 10 - Q and in the prospectus supplement and the accompanying prospectus included in the registration statement mentioned below. These documents are available on request from Repros or at www.sec.gov. Repros disclaims any intention or obligation to update or revise any forward - looking statements, whether as a resul t of new information, future events or otherwise. In this presentation, we rely on and refer to information and statistics regarding the pharmaceutical industry. We obtained t his information and these statistics from third - party sources, which we have supplemented where necessary with information from publicly available sources and our own internal estimates. Industry publications and surveys generally state that they have obtained information from sources believed to be reliable, but do not guarantee the accuracy and completeness of such information. While we believe that each of these studies and publications is reliable, we have not independently verified suc h d ata, and we make no any representation as to the accuracy of such information. Similarly, we believe our internal research is reli abl e, but it has not been verified by any independent sources.

Investment Highlights for 2014 Significant Value Creating Events for Androxal , An Oral Treatment for Low T Androxal Restores the Body’s ability to Produce Its Own Testosterone • Androxal ® 2014 Milestones – Complete all clinical studies – Complete head - to - head studies of Androxal versus Androgel 1.62 for label claims and demonstration of efficacy benefits for Androxal • In previous correspondence FDA has agreed claims may be made if superiority is demonstrated for maintenance of testicular function while treating Low T – Submit NDA • Proellex : “ An oral treatment for uterine fibroids and endometriosis” – Proellex 2014 Milestones • Position program to enter Phase 3 in 2015

Testosterone Market and Androxal Overview • US market for low testosterone exceeds $1.5 billion • Only approved non invasive therapies are hormone replacements • Repros believes 85% of hypogonadal men experience low T due to an endocrine disorder – These men have functional but un - stimulated testes – Hypothalamic - pituitary suppression due to estrogen • Androxal is the only oral medication in development that treats the underlying disorder for the majority of hypogonadal men

Who are the men using testosterone? European Male Aging Study Distribution and Selected Characteristics of Men Ages 40 - 79 ( Tajar et al) 0 10 20 30 40 50 60 70 80 90 100 Eugonadal Secondary Hypogonadal Primary Compensated Hypogonadism % of Subjects Age: 58.5 (10.7) BMI: 27.3 TT: 513.4 ng / dL LH: 5.2 U/L Age: 59.4 (10.4) BMI: 30.8 (4.8) TT: 250.9 ng / dL LH: 4.4 U/L Age: 70.0 (9.0) BMI: 29.0 (3.9) TT: 216 ng / dL LH: 18.0 U/L Age: 67.3 (9.9) BMI: 26.8 (3.6) TT: 527.8 LH: 14.1 U/L Data derived from over 3000 men Overweight BMI > 25 (6’ 190# male BMI=25.8) Obese BMI > 30 (6’ 230# male BMI =31.2) Obese men (BMI>30) 8.7X more likely to have low T than men of normal weight In 2010 there were ~90 million men in the US between the ages of 20 and 65 32% are obese

2014 Androxal Regulatory Events • Feb. 5, 2014: Face to Face meeting to discuss completed efficacy studies and new head to head trials • Q2 ’14: Pre - NDA Meeting • Q4 ‘14: Submit NDA

February 5, 2014 FDA Meeting • Efficacy Discussion – FDA notes efficacy of Androxal must support risk benefit assessment • Repros believes head to head studies only way to show clinical need • FDA asked for justification of WHO lower bound of 15 million sperm/mL as comparison threshold • Safety and NDA Discussion – Only safety signal discussed was observed DVT’s (VTE’s) – Repros plans to submit NDA by year end 2014 • All ongoing studies will be completed • FDA did not identify any additional studies needed

Head to Head Studies Comparing Androxal to Androgel 1.62 • ZA - 304 & ZA - 305: Two identical studies not under SPA – 3 arm parallel design with 40 subjects per arm – 23 US clinical sites – Primary endpoint comparison of Androxal and Androgel with respect to normalizing both T and sperm counts in secondary hypogonadal men – 16 week duration for dosing and data collection – Anticipate topline results Oct. ‘14

ZA - 304 & ZA - 305 Powering Assumptions • Superiority to Androgel in Normalizing T (300 - 1040 ng/ dL ) While Preserving Sperm Concentration (>15x10 6 ) (confirming sperm endpoint with FDA) – 70% Androxal responders • Yields p<0.001 @ Androgel 30% response • Yields p<0.01 @ Androgel 40% response – 30% Androgel responders – 20% Placebo responders • With 40 subjects in an arm, 90% power, α =0.05 – In study ZA - 003 only 14% of Androgel 1% treated subjects exhibited T and FSH in the normal range after 3 month treatment – With more aggressive up - titration in 304 & 305 expect Androxal response of 78%

Head to Head Comparison of Two Doses of Androxal to Testim and Placebo, Study ZA - 203 An approved T gel significantly suppresses LH and FSH in a clinically relevant manner and suppresses sperm concentration to near severe oligospermia (median sperm concentration 6.2 million/mL) after only three months of treatment 0 2 4 6 8 10 12 14 12.5 mg 25 mg PL Testim FSH Treatment Effect of Treatment on Median FSH p versus Testim Before After p<0.00001 p=0.0004 0 10 20 30 40 50 60 70 80 90 100 12.5 mg 25 mg PL Testim [Sperm] in Millions/ml Treatment Effect of Treatment on Median Sperm Concentration p versus Testim Baseline EOS p=0.012 p=0.0021 p=0.0049 0 2 4 6 8 10 12 12.5 mg 25 mg PL Testim LH Treatment Effect of Treatment on Median LH p versus Testim Before After p=0.0004 0 50 100 150 200 250 300 350 400 450 500 12.5 mg 25 mg PL Testim TT in ng/dL Treatment Effect of Treatment on Median Serum TT p versus placebo Before After p<0.00001 p=0.0002 p<0.00001

Androxal Safety • Generally well tolerated at all doses – >1400 men exposed – >850 men for 6 months – >100 men for 12 months – >650 patient years of exposure • Adverse events consistent with increasing T – No exposure of T outside the normal range • Lower frequency of increased hematocrit 0 1 2 3 4 5 6 Topical T Gel Androxal Median % Change in HCT % Change in HCT p=0.006 N=70 T Gel N=147 Androxal No statistical difference in TT change

Excursions Above the Normal Range for T Leads to Increasing Hematocrit with T Replacement “Exogenous testosterone (TT) is associated with physiologic changes that predispose to clotting and thrombotic disorders including increased blood pressure [18], polycythemia [19], reductions in HDL cholesterol [18,20], and hyperviscosity of the blood and platelet aggregation. [20 - 23 ]” PLOS ONE, January 2014, Volume 9, Issue 1, Finkle et al

ZA - 204 24 Hr Assessment Androgel 1% 0 500 1000 1500 2000 2500 3000 0 5 10 15 20 Total Testosterone Hours 3 of 13 Subjects in Androgel Arm Exhibited T>1040 2012 2011 2052

ZA-204
Change in Morning T and HCT



700
600
500
400
300
200
100
0
293.4(117.5)
247.5(114.8)
452.3(243.1)
577.3(133.4)
Baseline T
Week 6 Morning T
Androgel
Androxal 25mg



49.5
49
48.5
48
47.5
47
46.5
46
45.5
46.9(3.8)
48.7(4.7)
49.2(4.7)
47.7(5.2)
Baseline HCT
Week 6 HCT
Androgel
Androxal 25mg

ZA - 300 Study • 499 Subjects randomized – Baseline Morning T < 300 – 23.5% Type II Diabetes – 30.6% taking c holesterol medication – 33.3% previous T exposure • 6 months of treatment • 2 months of follow - up post treatment • 393 Subjects (78.8%) completed study – 23 (4.6%) Withdrew due to an Adverse Event

Testosterone Response

Testosterone in Normal Range

ZA - 300 Additional Findings after 6 months of treatment • Androxal improves symptoms of metabolic syndrome – Androxal reduces total cholesterol and improves HDL/LDL ratio – Androxal reduces fasting plasma glucose levels – Androxal shifts A1c into normal range in a statistically significant manner • Men previously exposed to T treatment do not respond as well

Androxal Improves Cholesterol

Androxal Improves LDL Cholesterol

HbA1c Improvements

Fasting Plasma Glucose

Influence of Prior Testosterone

ZA - 300: Safety • 499 subjects treated with Androxal – For up to 26 weeks • No new safety issues identified – No deaths – No significant cardiovascular findings – No significant eye findings • Venous Thromboembolism – One case with deep vein thrombosis (DVT) and pulmonary emboli (PE), multiple risk factors – Another case of DVT resolved with treatment continued – Caused by high hematocrit – A known complication of testosterone elevation

Two Cases of VTE from ZA - 300 39 44 49 54 59 0 50 100 150 200 250 300 350 400 450 Screening Baseline Week 6 Week 16 Morning T Hematocrit 39 44 49 54 59 0 100 200 300 400 500 600 700 Screening Baseline Week 6 Week 16 Week 26 Morning T Hematocrit Subject 02 - 029, 12.5 - 25 mg dose, African American, 49 years old, BMI: 39, Height 6’5” Subject 17 - 007, 12.5mg dose, Middle Eastern, 54 years old, BMI: 27.4, Height 5’7” T use immediately before enrolling, LH =0.1 VTE at week 6 after long air flight VTE at week 18 after long trip Subject discontinued

Treatment Emergent Cardiac Events ZA - 300 EVENT 12.5 mg (N=207)* n (%) 25 mg (N=283)* n (%) CARDIAC DISORDERS 2 (0.97) 2 (0.71) Atrial Flutter 0 (0) 1 (0.35) Bradycardia 2 (0.97) 0 (0) Palpitations 0 (0) 1 (0.35) * Some men withdrew from the study before the first visit after baseline and did not return to the clinic such that any AE’s c oul d be determined

Diastolic Blood Pressure

Androxal Exhibits Unique Profile with Numerous Advantages vs Approved Hormone Replacement • The Androxal Advantages – Oral – Not controlled substance, cannot be abused – Less CV risk than T’s??? • No supernormal levels of T achieved – No transference risk – Restores normal function (no loss of testicular function) – Does not develop dependency – Avoids withdrawal symptoms – With lifestyle change can reverse disorder and result in no need for therapy

Commercial Goals for Androxal • Low T market already at primary care, 75% of written scripts • Specialists readily reached by Repros initiative – Quintiles assessment full year 1 sales = $120 million using small sales force (n=41) – Cash - flow positive during the first year of launch – Androxal is a high margin product • Androxal asset unencumbered • Repros goal to maximize shareholder return

Proellex for the Treatment of Uterine Fibroids and Endometriosis • Over 30 million women of reproductive age in the US afflicted with symptomatic uterine fibroids or endometriosis • Over 300,000 hysterectomies performed every year in the US to treat these two disorders • No acceptable chronic therapeutic options available today

An Effective Dose of Proellex Stops Menstruation in Majority of Women 0 10 20 30 40 50 60 70 80 90 100 1 mg 3 mg 6 mg 9 mg 12 mg 25 mg 50 mg % of Women with Induced Amenorrhea Proellex induced amenorrhea Mimics early follicular phase Without progesterone

Proellex Eliminates the Pain and Need for Analgesics to Control the Pain of Endometriosis 0 10 20 30 40 50 60 70 Placebo Proellex 25mg Proellex 50 % of Baseline p - value versus placebo 25 mg = 0.001 50 mg = 0.017 55.5 22.2 13.6 0 10 20 30 40 50 60 70 80 90 100 Placebo 25mg Proellex 50mg Proellex % of Subjects Requiring Narcotics By End of Study Baseline End of Study P<0.01 21

Key Symptom Driving Women to Seek Therapy for Uterine Fibroids Excessive Menstrual Bleeding and Bulk Symptoms Early Development Results 0 20 40 60 80 100 120 140 160 BL Mo 1 Mo 2 Mo 3 PBAC Score Pictorial Blood Loss Assessment Placebo Proellex 12.5 mg P<0.0001 0 5 10 15 20 25 30 35 40 45 Placebo Proellex 12.5 Normal Symptom Severity Menorrhagia=PBAC>80 • Basis for Commencement of US Phase III Studies US Phase 2b (n=127)

ZPV - 200 Ext. Proellex Open Label Update (12mg dose) 0 10 20 30 40 50 60 70 80 90 100 Baseline End of 1st Cycle End of 2nd Cycle % of Initial Volume 12mg in initial treatment (n=15 fibroids) 3 or 6mg in initial treatment (n=14 fibroids) Paired Comparison for Subjects Dosed at 12 Throughout Study • Baseline to Cycle 1 p=0.005 • Cycle 1 to Cycle 2 p= 0.003 12 mg dose continues to shrink fibroids in successive courses of treatment

Proellex Program Status • All Pre - clinical Studies Complete • 60 Subject Phase 2 Low Dose Oral Endometriosis Study Enrolling – Adding foreign sites – Expect full enrollment in the second half of 2014 • 90 Subject Phase 2 Low Dose Oral Fibroid Study to be Submitted to FDA Q - 1, 2014 – Requires lift of full clinical hold • 90 Subject Phase 2b Vaginal Fibroid Study to Commence in Q - 2, 2014

Proellex Clinical Goals • Enter Phase 3 • Uterine Fibroids: 2015 • Endometriosis: Late 2015

Financial Summary • Cash and equivalents (as of 1/1/14, unaudited) $75.8 M • Cash runway: Through 2016* – Anticipate Androxal approved and launched • Current shares outstanding: 23.0 M shares – Warrants Outstanding – Series A – 877,137 (purchased in unit deal @ $2.45); Series B – 810,109 @ $2.49 exercise price. *Excludes marketing and commercialization expenses for Androxal